Filed pursuant to Rule 497(e)

File Nos. 33-78944 and 811-08512

PREMIER VIT

Supplement Dated June 19, 2007

to the Prospectus Dated May 1, 2007

Disclosure Related to OpCap Mid Cap Portfolio

The upper limit of the range used to define middle capitalization companies has been increased from $10 billion to $15 billion.  The information relating to OpCap Mid Cap Portfolio contained under “Risk/Return Summary — Principal Investment Strategies” in the Prospectus is hereby replaced with the following:

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The Mid Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $15 billion at the time of purchase that the investment adviser believes are undervalued in the marketplace.